Exhibit 10.10

Tenancy Agreement 租約 An Agreement made the 31 day of March, 2026 between the Landlord and the Tenant as more particularly described in Schedule I. 此合的由業主及租客(雙方資料詳列於附表一)於2026年3月31日訂立。 The Landlord shall let and the Tenant shall take the Premises for the Term and at the Rent as more particularly described in Schedule I and both parties agree to observe and perform the terms and conditions as follows: 業主及租客雙方以詳列於附表一的租期及租金分別租出及租人詳列於附表一的物業,並同意遵守及履行下列條款: 1. The Tenant shall pay to the Landlord the Rent in advance on the ist day of each and every calendar month during the Term (save for the first month of the Term, which shall be paid on the Ist day of the Term). If the Tenant shall fail to pay the Rent within 7 days from the due date, the Landlord shall have right to institute appropriate action to recover the Rent and all costs, expenses, and other outgoings so incurred by the Landlord in relation to such action shall be a debt owed by the Tenant to the Landlord and shall be recoverable in full by the Landlord. 租客須在租期內每個月份第一天(除租期內的第一個月份,在租期起始的第一天)上期繳付指定的租金予業主・偵租客於應繳租金之日的七天内仍未清付該租金,則業主有權採取適當行動追討租客所欠的租金而由此而引起的一切費用及開支將構成租客所欠業主的債項,業主將有權向租客一併追討所欠款項全數。 2. The Tenant shall not make any alternation and/or additions to the Premises without the prior written consent of the Landlord, which consent shall not be reasonably withheld. 租客在沒有業主書面同意前,不得對該物業作任何改動及/或加建,惟業主不得無理拒絕給予租客有關的同意書。 The Tenant shall not assign, transfer, sublet, or part with the possession of the Premises or any part thereof to any other person. This tenancy shall be personal to the Tenant named herein. 租客不得轉讓,轉租或分租該物業或其任何部分或將該物業或其任何部分的佔用權讓 予任何其他人等,此租約權益將為租客個人擁有。 4. The Tenant shall comply with all ordinances, regulations, and rules of Hong Kong and shall observe and perform the covenants, terms and conditions of the Deed of Mutual Covenant and Sub-Deed of Mutual Covenant (if any) relating to the Premises. The Tenant shall not contravene any negative or restrictive covenants contained in the Government Lease(s) under which the Premises are held from the Government. 租客須遵守香港一下法律條列和規則及該物業所屬的大厦有關的公契內的條款,租客並不可違反屬該物業地段內的官批地契上的任何制约條款。 5. The Tenant shall during the Term pay and discharge all charges in respect of water, electricity, gas and telephone and other similar charges payable in respect of the Premises. 租客須於租約期內清繳一切有關該物業的水費,電費,煤氣費、電話費及其他類似的雜費等。

6. The Tenant shall during the Term keep the interior of the Premises in good and tenantable repair and condition (fair wear and tear and damage caused by inherent defects excepted) and shall deliver up vacant possession of the Premises in the same repair and condition on the expiration or sooner determination of this Agreement. 租客須在租約期內保持物業內部的維修狀態良好(自然損耗及因固有的缺陷所產生的損壞除外)並須於租約期滿或終止時將物業在同樣的維修下交吉及交回業主。 7. The Tenant shall pay to the Landlord the Security Deposit set out in Schedule I for the due observance and performance of the terms and conditions herein contained and on his part to be observed and performed. Provided that there is no antecedent breach of any of the terms and conditions herein contained, the Landlord shall refund the Security Deposit to the Tenant without interest within 30 days from the date of delivery of vacant possession of the Premises to the Landlord or settlement of any outstanding payment owed by the Tenant to the Landlord, whichever is later. If the Rent and/or any charges payable by the Tenant hereunder or any part thereof shall be unpaid for seven (7) days after the same shall become payable (whether legally demanded or not) or if the Tenant shall commit a breach of any of the terms and conditions berein contained, it shall be lawful for the Landlord at any time thereafter to re-enter the Premises whereupon this Agreement shall absolutely determine and the Landlord may deduct any loss or damage suffered by the Landlord as a result of the Tenant's breach from the Security Deposit without prejudice to any other right of action or any remedy of the Landlord in respect of such breach of the Tenant. 租客須交予業主保証金(金額如附表一所列)作為保証租客遵守及履行此租约上租客所當遵守及履行的條款的按金,若租客在租期內並無干犯此合約內任何條款,則業主須於收回交吉的物業或一切租客欠款後(以較理者作準)三十天內無息退還該保证金予租客,但若租客拖欠根據此合約需要支付的租金及/或其他款項超過七天(無論有否以法律行動追討)或若租客違反此合約內任何條款,業主可合法收回該物業而此租約將立被終止:業主可從保証金内扣除因租客違約而令業主所受的損失,而此項權利將不會影響業主因租客違約而可採取的其他合法行動的權利。 8. Provided the Tenant shall have paid the Rent and other outgoings on the days and in the manner herein provided and observe and perform the terms and conditions herein contained and on the Tenant's part to be observed and performed, the Tenant shall peacefully hold and enjoy the Premises during the Term without any interruption by the Landlord. 若租客按時清做租金和雜費及沒有干犯此合約內任何條款,則案主不得在租約期内干擾租客享用該物業。 9. The Landlord shall keep and maintain the structural parts of the Premises including the main drains, pipes and cables in proper state of repair provided that the Landlord's liability shall not be incurred unless and until written notice of any defect or want of repair has been given by the Tenant to the Landlord and the Landlord shall have failed to take reasonable steps to repair and remedy the same after the lapse of a reasonable time from the date of service of such notice. 業主須保養及適當維修該物業內各主要結構部份(包括主要的排污泵,喉管和電線)。 唯業主須在收到租客的書面要求後才會有責任在合理時限內將有關損壞維修妥當。 10. The Landlord shall pay the Property tax payable in respect of the Premises. 業主負責繳付有關該物業的物業稅。 11. The Landlord shall allow auditors of the Tenant sufficient access to his/her records for the purpose of reporting on this Agreement. 第王必須容許租客的核數師查核其賬目記錄,以便核數師就此合的作出報告。

12. The Landlord and the Tenant agree to be bound by the additional terms and conditions contained in Schedule II (if any). 業主及程客雙方同意進守附表二內的附加條款(如有的話》。 13. If there is appy conflict between the English version and the Chinese version in this Agreement, the English version shall prevail 此合的内的英文文本與中文文本存有差異時,將以英文文本為準。 Received the Security Peposit of HKS/by the Landlord 業主收到租客所交的保额金 (Cash Cheque Bank) 銀行) Received keys) of the Promises by the Tenant 租客接收業主所交法的 Confirmed and Accepted all the tim conditionis contained herein by the Landlook Confirmed and Accented all the terms and conditions contained herein by the Tenant Name: Yam Fung You Carrie & Chan Ming Dave HKID No.: D385077(4) & D462183(3) W Name: Shine Union Limited BR No.: 21981047

Schedule I 附表一 Pro The Premises Unit 11, 11/F, Century Centre, 44-46 Hung To Road, Kwun Tong, Kowloon, 物業 Hong Kong The Landlord 業主 Yam Fung Yee Carrie & Chan Ming Dave Whose corespondence訊地址 聯絡人 Ms. Yam Tel No. 電話號碼 9623-8757 The Tenant 租客 Shine Union Limited Wane registed office issue地址為 7º Floor, The Rays, 71 Hung To Road, Kwun Tong, Kowloon, Hong Kong. 聯絡人 Ms. Chan Tel No. 電話號碼 (852)2341-8183 Term 租期 From 1 April 2026 由 31 March 2027 (both days inclusive) 日 (包括首尾兩天) F Rent 租金 HK$22,000.00 per month 每月為港幣二萬二千元正 Security Deposit 保証金 HKS/港幣/ 日至 to

Schedule II 附表二 1. Use 用途 The Tenant shall not use or permit to be used the Premises or any part thereof for any purpose other than for industrial purpose only. [P.S. Please select one item: e.g. residential/commercial/office/shop/industrial] 租客除將該物業作 工業用途外,不可將該物業及其任何部份作其他用途。(備註請選一項:例如:住宅/商業/辦公室/商店/工業) 2. Miscellaneous Payments 雜項費用 The Tenant shall be responsible for the following payments payable in respect of the Premises during the Term:- 租客在租期內負責下列費用 (3) Air Conditioning Charges 冷氣費 (at cherend cate) (per month) (subject to revision for time to time) (每月以現金額為準)(將會不時調整) (b) Management Fee 管理費 (at cat) (per month) (subject to revision for time to time)) (每月以現金額為準)(將會不時調整) (c) Government Rates 差餉 (subject to actual amount domanded by the Govemmest) (每季以政府實收者為準) (d) Government Rate 地租 (subject to actual amount demanded by the Governm (每季以政府實收者為準) Delete where inapplicable 删去不適用者 3. Break Clause 退租權 Notwithstanding anything to the contrary hereinbefore contained, either party shall be entitled to terminate this Agreement earlier than as herein provided, by serving not less than 1 months' written notice or by paying 1 months' Rent in lieu to the Landlord /Tenant/other party. 儘管與前文不符,業主/租客/另一方不少於1個月的書面通知或1個月租金作 「代通知金提早解除此租約。